GOLDMAN SACHS VARIABLE INSURANCE TRUST

Service Shares of the

Goldman Sachs Government Income Fund

(the “Fund”)

Supplement dated February 13, 2013 to the Prospectus and Summary Prospectus dated April 27, 2012 (the “Prospectuses”)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Board of Trustees of Goldman Sachs Variable Insurance Trust has approved a change in the Fund’s name, investment objective and non-fundamental policy to invest at least 80% of its net assets in particular investments (“80% Policy”). These changes will be effective at the close of business on April 30, 2013.

The Fund’s name will change to the “Goldman Sachs High Quality Floating Rate Fund.”

The Fund’s current investment objective is to seek a high level of current income, consistent with safety of principal. The Fund’s new investment objective will be to seek to provide a high level of current income, consistent with low volatility of principal.

The Fund’s current 80% Policy requires the Fund to invest at least 80% of its net assets in U.S. government securities and in repurchase agreements collateralized by such securities, as defined and described fully in the Prospectuses. Effective April 30, 2013, the Fund’s 80% Policy will be revised to require the Fund to invest at least 80% of its net assets in high quality floating rate or variable rate obligations (as defined below). The revised policy reflects a change in the Fund’s principal investments from fixed rate U.S. government securities to floating rate U.S. government and non-U.S. government obligations. The Fund’s other investment policies (except as specified below) will remain the same.

The Fund’s performance benchmark will also change from the Barclays Government/Mortgage Index to the BofA ML Three Month U.S. Treasury Bill Index, which the investment adviser believes will be a more appropriate benchmark against which to measure the performance of the Fund given the changes in its principal investment strategy.

Accordingly, effective at the close of business on April 30, 2013, the Fund’s Prospectuses are revised as follows:

All references in the Prospectuses to the “Goldman Sachs Government Income Fund” or “Government Income Fund” are replaced with “Goldman Sachs High Quality Floating Rate Fund” and “High Quality Floating Rate Fund”, respectively.

The following replaces in its entirety the sentence under “Goldman Sachs Government Income Fund—Summary—Investment Objective” in the Prospectus and “Investment Objective” in the Summary Prospectus:

The Goldman Sachs High Quality Floating Rate Fund (the “Fund”) seeks to provide a high level of current income, consistent with low volatility of principal.

The following replaces in its entirety the material under “Goldman Sachs Government Income Fund—Summary—Principal Strategy” in the Prospectus and “Principal Strategy” in the Summary Prospectus:

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in high quality floating rate or variable rate obligations. The Fund considers “high quality” obligations to be (i) those rated AAA or Aaa by a nationally recognized statistical rating organization (“NRSRO”) at the time of purchase, or, if unrated, determined by the Investment Adviser to be of comparable quality, and (ii) securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”), and in repurchase agreements collateralized by U.S. Government Securities. The remainder of the Fund’s Net Assets (up to 20%) may be invested in fixed rate obligations (subject to the quality requirements specified above) or other investments. The Fund also intends to invest in derivatives, including (but not limited to) Eurodollar futures and interest rate swaps, which are used primarily to manage the Fund’s duration. The Fund may invest in obligations of foreign issuers (including sovereign and agency obligations), although 100% of the Fund’s portfolio will be invested in U.S. dollar denominated securities.

The Fund’s investments in floating and variable rate obligations may include, without limitation: agency floating rate bonds and agency Mortgage-Backed Securities, including adjustable rate mortgages and collateralized mortgage obligation floaters; asset-backed floating rate bonds including, but not limited to, those backed by Federal Family Education Loan Program (“FFELP”) student loans and credit card receivables; other floating rate Mortgage-Backed Securities; collateralized loan obligations; corporate obligations; and overnight repurchase agreements.

The Fund’s target duration range under normal interest rate conditions is that of the BofA ML Three Month U.S. Treasury Bill Index, plus or minus 1 year, and the duration of this index is typically approximately three months. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The following disclosure is added under “Goldman Sachs Government Income Fund—Summary—Principal Risks of the Fund” in the Prospectus and “Principal Risks of the Fund” in the Summary Prospectus:

Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. In addition, the Fund will be subject to the risk that an issuer of non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

The following replaces in its entirety the second paragraph under “Goldman Sachs Government Income Fund—Summary—Portfolio Management” in the Prospectus and “Portfolio Management” in the Summary Prospectus:

Portfolio Managers:  James McCarthy, Managing Director, Co-Head of Global Liquidity Management, has managed the Fund since 2013; Dave Fishman, Managing Director, Co-Head of Global Liquidity Management, has managed the Fund since 2013.

The following replaces in its entirety the first sentence under “Investment Management Approach—Investment Objective” in the Prospectus:

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

The following replaces in their entirety the first three paragraphs in the section titled “Investment Management Approach—Principal Investment Strategies” in the Prospectus:

The Fund invests, under normal circumstances, at least 80% of its Net Assets in high quality floating rate or variable rate obligations. The Fund considers “high quality” obligations to be (i) those rated AAA or Aaa by an NRSRO at the time of purchase, or, if unrated, determined by the Investment Adviser to be of comparable quality, and (ii) U.S. Government Securities, including Mortgage-Backed Securities, and in repurchase agreements collateralized by U.S. Government Securities. To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. The remainder of the Fund’s Net Assets (up to 20%) may be invested in fixed rate obligations (subject to the quality requirements specified above) or other investments. The Fund also intends to invest in derivatives, including (but not limited to) Eurodollar futures and interest rate swaps, which are used primarily to manage the Fund’s duration. (For example, where the Fund invests in an obligation that has a duration outside the Fund’s target duration range (as discussed further below), the Fund may invest in derivatives as a way to mitigate the impact of that obligation on the overall duration of the Fund’s portfolio.) The Fund may invest in obligations of foreign issuers (including sovereign and agency obligations), although 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

The Fund’s investments in floating and variable rate obligations may include, without limitation: agency floating rate bonds and agency Mortgage-Backed Securities, including adjustable rate mortgages and collateralized mortgage obligation floaters; asset-backed floating rate bonds including, but not limited to, those backed by FFELP student loans and credit card receivables; other floating rate Mortgage-Backed Securities; collateralized loan obligations; corporate obligations; and overnight repurchase agreements.

The Fund’s target duration range under normal interest rate conditions is that of the BofA ML Three Month U.S. Treasury Bill Index, plus or minus 1 year, and the duration of this index is typically approximately three months. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund’s benchmark is the BofA ML Three Month U.S. Treasury Bill Index (the “Index”).

Under “Investment Management Approach—Other Investment Practices and Securities” in the Prospectus, the “Investment Practices” and “Investment Securities” tables and associated footnotes are replaced in their entirety by the following:

10	Percent of total assets (italic type)
10	Percent of net assets (excluding borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objective and strategies of the Fund

High Quality Floating Rate
Investment Practices

Borrowings	33 1⁄3

Credit, Interest Rate, Mortgage and Total Return Swaps*	•

Custodial Receipts and Trust Certificates	•

Futures Contracts	•

Interest Rate Floors, Caps and Collars	•

Investment Company Securities (including ETFs)**	10

Mortgage Dollar Rolls	•

Options (including Options on Futures)[1]	•

Repurchase Agreements	•

Reverse Repurchase Agreements	•

Securities Lending	33 1⁄3

When-Issued Securities and Forward Commitments	•

10	Percent of total assets (italic type)
10	Percent of net assets (including borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objective and strategies of the Fund

High Quality Floating Rate
Investment Securities

Asset-Backed Securities	•

Bank Obligations	•

Collateralized Loan Obligations	•

Corporate Debt Obligations and Trust Preferred Securities	•

Floating and Variable Rate Obligations	80+

Foreign Securities[2]	•

Inflation Protected Securities	•

Mortgage-Backed Securities

Adjustable Rate Mortgage Loans	•

Collateralized Mortgage Obligations	•

Fixed-Rate Mortgage Loans	•

Government Issued Mortgage-Backed Securities	•

Multiple Class Mortgage-Backed Securities	•

Privately Issued Mortgage-Backed Securities	•

Stripped Mortgage-Backed Securities	•

Structured Securities (which may include credit linked notes)*[3]	•

Taxable Municipal Securities	•

Tax-Free Municipal Securities	•

Temporary Investments	•

U.S. Government Securities	•

*	Limited to 15% of Net Assets (together with other illiquid securities) for investments that are not deemed liquid.
**	This percentage limitation does not apply to the Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.
[1]	The Fund may sell covered call and put options and purchase call and put options on securities and securities indices in which it may invest.
[2]	Includes issuers domiciled in one country and issuing securities denominated in the currency of another. The Fund may not invest in non-dollar denominated securities.
[3]	Structured Securities are not subject to the same minimum credit quality requirement as the Fund’s investments in fixed income securities.

Under “Risks of the Fund” in the Prospectus, the table is replaced in its entirety by the following.

Fund	Call	Counterparty	Credit/ Default	Derivatives	Extension	Foreign	Inflation Protected Securities	Interest Rate	Leverage

High Quality Floating Rate	•	•	✓	✓	•	✓	•	✓	•

Fund	Liquidity	Management	Market	Mortgage- Backed and/or Other Asset- Backed Securities	Net Asset Value	Political	Sovereign Economic	Repayment	U.S. Government Securities

High Quality Floating Rate	✓	•	•	✓	•	•	•	•	✓

Under “Risks of the Fund” in the Prospectus, the following disclosure is added:

¢	Counterparty Risk—Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.

¢	Foreign Risk—The Fund may be subject to risks of loss with respect to its foreign investments that are not typically associated with domestic issuers. Loss may result because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody.

¢

Leverage Risk—Leverage creates exposure to gains and losses in excess of the initial amount invested. The use of derivatives results in leverage, which can magnify the effects of changes in the value of the Fund and may make it more volatile. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will segregate or earmark liquid assets or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

¢	Sovereign Risk—The Fund will be subject to the risk that the issuer of the non-U.S. sovereign debt held by the Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

¢	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.

¢	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.

¢	Repayment Risk—A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

Under “Service Providers—Fund Managers” in the Prospectus, the table is replaced in its entirety by the following:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
James McCarthy Managing Director, Co-Head Global Liquidity Management	Portfolio Manager— High Quality Floating Rate	Since 2013	Mr. McCarthy is the Co-Head of Global Liquidity Management. Mr. McCarthy joined the Investment Adviser in 1995 after working for Nomura Securities as a mortgage-backed securities trader.
Dave Fishman Managing Director, Co-Head Global Liquidity Management	Portfolio Manager— High Quality Floating Rate	Since 2013	Mr. Fishman is the Co-Head of Global Liquidity Management. Prior to his current role, Mr. Fishman was responsible for the Investment Adviser’s Money Market Funds. Mr. Fishman joined the Investment Adviser in 1997 after working at Bankers Trust as a Portfolio Manager.

Under “Appendix A—B. Other Portfolio Risks—Principal Risks of the Fund” in the Prospectus, the following disclosure is added:

Risks of Foreign Investments.  In general, the Fund may make foreign investments denominated in U.S. dollars. Foreign investments involve special risks that are not typically associated with securities of U.S. issuers. Foreign investments may be affected by changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage).

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of the Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Risks of Sovereign Debt.  Investment in sovereign debt obligations by the Fund involve risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Foreign Custody Risk.  The Fund may hold its foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Under “Appendix A—C. Portfolio Securities and Techniques” in the Prospectus, the following disclosure is added:

Collateralized Loan Obligations.  The Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CLOs may be characterized by the Fund as liquid securities.

Under “Appendix A—C. Portfolio Securities and Techniques” in the Prospectus, the following replaces in its entirety “Borrowings”:

Borrowings and Reverse Repurchase Agreements.  The Fund can borrow money from banks and other financial institutions, and the Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets. The Fund may not make additional investments if borrowings exceed 5% of its net assets.

Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in reverse repurchase agreements.

This Supplement should be retained with the Prospectuses for future reference.

VITGOVINSTK 02-13